UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2019

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831
(Address of principal executive offices)

(855) 976-6951
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2019, the Board of Directors (the “Board”) of XPO Logistics, Inc. (the “Company”) expanded the size of the Board from eight to nine members with the appointment of Aris Kekedjian as a member of the Board, effective immediately. Mr. Kekedjian currently advises global companies on finance and M&A strategies. Previously, from 1989 to 2019, Mr. Kekedjian served in various positions with General Electric Company, most recently as chief investment officer of General Electric Company and, prior to that, chief financial officer of GE Money in EMEA and chief executive officer of GE Capital in MEA. Pursuant to the Company’s bylaws, Mr. Kekedjian will serve as a director for an initial term until the Company’s 2020 annual meeting of stockholders.

As a non-employee director, Mr. Kekedjian will be entitled to receive an annual cash retainer (currently $75,000) and an annual restricted stock unit (“RSU”) grant (currently $175,000 in value), which will be granted on the first business day of each calendar year and will vest on the first anniversary of the grant date. The number of RSUs granted will be determined by dividing $175,000 by the average of the closing price of the Company’s common stock on the 10 trading days immediately preceding the grant date. For his service as a director during 2019, Mr. Kekedjian received a prorated grant of 570 RSUs that will vest on January 2, 2020, subject to Mr. Kekedjian’s continued service as a director of the Company.

Since the beginning of the last fiscal year, there have been no related party transactions between the Company and Mr. Kekedjian that would be reportable under Item 404(a) of Regulation S-K and Mr. Kekedjian has no family relationships with any of the Company’s directors or executive officers.

Item 8.01. Other Events.

On October 16, 2019, the Company issued a press release announcing the appointment of Mr. Kekedjian to the Board. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of XPO Logistics, Inc. dated October 16, 2019
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2019	XPO LOGISTICS, INC.

	By:	/s/ Karlis P. Kirsis
Karlis P. Kirsis,
Senior Vice President, Corporate Counsel